SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 1, 2004
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)



          Pennsylvania                    1-5084                  23-1145880
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)        File Number)          Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                 19129
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      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.02.  Results of Operations and Financial Condition
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On November 1, 2004,  Tasty Baking Company  announced its financial  results for the third quarter ended September 25, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01.  Financial Statements and Exhibits
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       (a)  Not applicable


       (b)  Not applicable


       (c)  The following exhibit is filed herewith:

              Exhibit 99.1              Press Release dated November 1, 2004

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TASTY BAKING COMPANY
                                                 -------------------------------
                                                 (Registrant)


      Date:  November 1, 2004                    /S/ David S. Marberger
                                                 -------------------------------
                                                 David S. Marberger
                                                 Senior Vice President and Chief
                                                 Financial Officer
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                                  EXHIBIT INDEX


      Exhibit                            Description
      -------                            -----------
        99.1                             Press Release dated November 1, 2004